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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

December 11, 2013

Date of Report (date of Earliest Event Reported)

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GAME PLAN HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

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NEVADA	333-160730	20-0209899
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

112 Water Street, Suite 500, Boston, MA 02109

 (Address of principal executive offices and zip code)

(617) 512-4453

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 11, 2013, Game Plan Holdings, Inc. (the “Company”) announced that Andrew Bachman, its President, Chief Executive Officer, Chief Financial Officer, and Chairman, was recently named as a defendant in a lawsuit filed by the Federal Trade Commission in the United States District Court for the Central District of California. The complaint alleges, among other things, that entities including, without limitation, Tatto, Inc., Shaboom Media, LLC, and Virtus Media, LLC engaged in deceptive acts and unfair billing practices in violation of the Federal Trade Commission Act. Mr. Bachman, who was named in both his individual and corporate capacities, was an officer of Tatto, Inc., Shaboom Media, LLC, and Virtus Media, LLC. Game Plan Holdings, Inc. is not named in the complaint and the Company believes that its operations are not associated with the Federal Trade Commission’s allegations. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated December 11, 2013, issued by Game Plan Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAME PLAN HOLDINGS, INC.

Date: December 11, 2013	By: /s/ Andrew Bachman
Andrew Bachman
President, CEO, CFO, and Chairman

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